Non-current interest-bearing loans and borrowings	12 Months Ended
Dec. 31, 2022
Non-current interest-bearing loans and borrowings [Abstract]
Non-current interest-bearing loans and borrowings
17.	Non-current interest-bearing loans and borrowings

	2022	2021
	£’000	£’000
Long-term borrowings	39,500	37,226
	39,500	37,226

In November 2022, the Group entered into an agreement with Pharmakon for the provision of a facility of up to $100 million. The Group used the proceeds after drawing down the first tranche of $50 million under the Pharmakon Loan Agreement to repay the Group’s loan at the time with Oxford Finance. The total payments made for the exit fee on the loan with Oxford Finance and attributable fees to the agreement with Pharmakon were £3,280,000. The Group is also required to pay a further fee of £1,035,000 ($1,250,000) at the latest by June 2024, regardless of whether it elects to draw down on the second $50m tranche under the Pharmakon Loan Agreement. The first $50 million tranche of the loan under the agreement with Pharmakon bears interest at a fixed rate of 9.75%, which is payable quarterly in arrears, with payments commencing in 2023.

The Group has pledged financial assets, which include Cash and cash equivalents and Trade receivables, the values of which are presented in the consolidated statement of financial position at December 31, 2022, and Note 14, respectively, as collateral for the loan drawn down under the Pharmakon Loan Agreement. In the event the Group was unable to repay the loan, these pledged assets would instead be used to repay the outstanding amount of loan and interest.

The Group originally entered into its loan and security agreement with Oxford Finance in November 2020 for the provision of up to $100 million debt financing to be provided under three tranches, of which the first tranche of $50 million was received on signing the agreement.